John Iannone Senior Vice President, Investor & Public Relations 304-905-7021 Investor Presentation (Q4 2022) (WSBC financials as of the three months ended 30 September 2022)

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2021 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Evolving Regional Financial Services Institution

- Strong market presence across legacy and major metropolitan markets
- Balanced loan and deposit distribution across diverse regional footprint
- Diversified revenue generation engines supported by unique long-term advantages
- Well-executed long-term growth strategies

Strong Market Presence in Major Markets



#15 in OH
Ohio
Pennsylvania
Pittsburgh
Wheeling
#10 Pgh MSA
#12 in MD
Indianapolis
Dayton
Columbus
Morgantown
Baltimore
Indiana
Cincinnati
West Virginia
Washington D.C.
#3 in WV
#11 in KY
Huntington
Charleston
Lexington Park
Louisville
Frankfort
Kentucky
Virginia
Fort Knox
Lexington

Broad and Balanced Market Distribution



Loans
MD 26%
WV 18%
OH 27%
PA 12%
IN 6%
KY 11%
Deposits
MD 17%
WV 28%
OH 21%
PA 14%
IN 5%
KY 15%

Note: loan and deposit data as of 9/30/2022 (loans exclude Small Business Administration's Paycheck Protection Program ("SBA PPP") loans); location data as of 10/31/2022; market share based on 2022 state deposit rankings (except Pittsburgh which is MSA) (exclusions: Pittsburgh MSA – BNY Mellon, Raymond James; MD – Forbright, Capital Funding) (source: S&P Capital IQ as of 9/27/2022)

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Investment Rationale Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success, led by century-old, $4.6B trust and wealth management business Strong presence in economically diverse, major markets supported by positive demographic trends Robust legacy deposit base provides pricing advantage Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Emphasis on digital capabilities and customer service to ensure relationship value that meets customer needs efficiently and effectively Established lending and wealth management teams Focus on positive operating leverage built upon a culture of expense management, enhanced by consolidated back-office functions in lower cost markets Well-capitalized with solid liquidity and strong credit quality and regulatory compliance Seven consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management Note: trust assets under management as of 9/30/2022

Strategies for Long-Term Success

Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Lending Focus Long History of Strong Wealth Management Capabilities Digital Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

Diversified Loan Portfolio Focus on strategic diversification, growth, and credit quality Balance disciplined loan origination with prudent lending standards Focus on C&I and home equity lending Key offerings include treasury management, foreign exchange, cyber security, and lockbox services Strong residential mortgage program $10.3 Billion Loan Portfolio Note: loan and deposit data as of quarter ending 9/30/2022 Average loans to average deposits ratio of 75.01% provides opportunity for continued loan growth Robust legacy deposit base provides a competitive advantage, especially in the typical higher cost Mid-Atlantic market Manageable lending exposures De-emphasized consumer and several CRE categories in recent years

Strong Wealth Management Capabilities

Trust & Investments

- $4.6B of trust and mutual fund assets under management
- 6,600+ relationships
- Legacy market private wealth management growth opportunities
- Expansion opportunities in the Mid-Atlantic market
- *WesMark Funds* – six proprietary funds across equities, bonds, and tactical assets

Securities Brokerage

- Securities investment sales
- Licensed banker program
- Investment advisory services
- Regional player/coach program
- Expand external business development opportunities
- Expansion opportunities in KY, IN, and Mid-Atlantic



Trust Assets
(Market Value as of 12/31) ($B)
$ 2.3
$ 2.4
$ 3.2
$ 4.3
$ 4.6
CAGR 3.8%
2002
2008
2012
2018
2022 9/30

WesBanco
WEALTH MANAGEMENT



Private Banking Loans and Deposits
(as of 12/31) ($MM)
$100
$270
$540
$770
$980
CAGR 30%
2013
2015
2017
2019
2022 9/30
Loans
Deposits

Insurance

- Personal, commercial, title, health, and life
- Expand title business in all markets
- Digital insurance agency for both personal and commercial property & casualty
- Third-party administrator (TPA) services for small business healthcare plans

Private Banking

- $1.0B in private banking loans and deposits
- 4,000+ relationships
- Legacy market private wealth management growth opportunities

Note: assets, loans, deposits, and clients as of 9/30/2022; chart financials as of 12/31 unless otherwise stated

7

Digital Platforms Drive Engagement & Efficiency



Cloud Based and Open Architecture
Data Management and Analytics
Customer Centricity
Continuous Integration and Delivery
Unified Payments Infrastructure
100% Digital and Omni-Channel

- Digital banking utilization
  - ~70% of retail customers utilize online digital banking services
  - ~3.9 million web and mobile logins per month
    - Mobile ~52% of total, with an average of 22 monthly logins per customer
  - ~108,000 mobile wallet transactions, ~28,000 mobile deposits, and ~18,000 Zelle® payments per month
- Digital acquisition
  - ~50% of residential mortgage applications submitted via online portal
  - ~200 deposit accounts opened per month of Q3 2022
  - WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property & casualty insurance for consumers and small businesses
- Core banking software system upgrade (completed August 2, 2021)
  - Omni-channel presence – real-time account activity across all channels
  - Improved customer service through reduced manual activities
  - More efficient processing cost structure
- Cloud-based architecture utilization
  - Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits
  - Actively harnessing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes

Note: digital statistics as of 3Q2022 year-to-date ("YTD"); Zelle® payment service added August 2021; online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively;

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Benefits of Core Deposit Funding Advantage Remain focused on controlling the costs of our various funding sources Robust legacy deposit base provides competitive funding advantage, especially in the typical higher cost Mid-Atlantic market During the last five years: Total deposits (excluding CDs) have grown organically at a 10% CAGR Total demand deposits have grown organically at a 12% CAGR to represent ~59% of total deposits Note: text reflects period-end data and pie charts reflect quarterly averages; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 10/31/2022; current period data not yet available at time of filing) and represent simple averages Avg Deposits as of 9/30/2022 Funding Cost Interest-Bearing = 0.27% Total Deposits = 0.17% [Peer Avg Int-Bearing Deposit Cost = 0.60%] Avg Deposits as of 9/30/2021 Funding Cost Interest-Bearing = 0.14% Total Deposits = 0.09% [Peer Avg Int-Bearing Deposit Cost = 0.24%] Avg Deposits as of 9/30/2017 Funding Cost Interest-Bearing = 0.40% Total Deposits = 0.30% [Peer Avg Int-Bearing Deposit Cost = 0.55%] Total DD 49% Total DD 59% Total DD 59%

Franchise Expansion

- Targeted acquisitions in existing markets and new higher-growth metro areas; as well as loan production office ("LPO") strategy
- Long-term focus on appropriate capital management to enhance shareholder value
- Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly
- Diligent efforts to maintain a community bank-oriented, value-based approach to our markets
- History of successful acquisitions that have improved earnings

Contiguous Markets Radius



Cleveland
Akron
Pittsburgh
ESB & FSBI
AmTrust
Columbus
OHIO
OAKF
INDIANA
Indianapolis
Cincinnati
Louisville
YCB
FFKT
FTSB
WEST VIRGINIA
PENNSYLVANIA
MARYLAND
Baltimore
Washington
OLBK
KENTUCKY
VIRGINIA
Richmond
Nashville
TENNESSEE
NORTH CAROLINA

Franchise-Enhancing Expansion

Loan Production Offices

- Akron Canton (2Q2016)
- Northern VA (3Q2021)
- Nashville (1Q2022)
- Indianapolis (2Q2022)
- Cleveland (3Q2022)

Mergers	Announced	Closed
OLBK	Jul-19	Nov-19
FFKT	Apr-18	Aug-18
FTSB	Nov-17	Apr-18
YCB	May-16	Sep-16
ESB	Oct-14	Feb-15
FSBI	Jul-12	Nov-12
AmTrust	Jan-09	Mar-09
OAKF	Jul-07	Nov-07

Note: AmTrust was an acquisition of five branches; LPO strategy (indicated by orange dots) implemented 2021-2022

10

Focus on Enhancing Shareholder Value Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current data as of 9/30/2022; balance sheet data as of period ends; Efficiency Ratio presented on a fully taxable-equivalent (FTE) and year-to-date basis; please see the reconciliations in the appendix YCB Merger (Sep-16) ESB Merger (Feb-15) Fidelity Merger (Nov-12) $10B Asset Threshold Preparations Begun Lending & Revenue Diversification Strategy Begun Assets up 208% Efficiency Ratio down 360bp FTSB Merger (Apr-18) FFKT Merger (Aug-18) OLBK Merger (Nov-19) “Durbin Amendment” Impact Begun (Jul-19) Start of Pandemic & Fed Funds Rate Cut to 0.0-0.25% (Mar-20) Start of Aggressive Fed Funds Rate Increases (May-22)

Strong legacy of credit and risk management and regulatory compliance Based upon conservative underwriting standards and approval processes supported by centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision Seven consecutive “outstanding” CRA ratings since 2003 Strong regulatory capital ratios significantly above regulatory requirements Strong Risk Management and Capital Position Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Capital Ratio Note: capital ratios enhanced by August 2020 issuance of $150MM of preferred stock; effective 4Q2019, as required by the Dodd-Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital memo Well-Capitalized 8.0% Required 6.0% memo Well-Capitalized 5.0% Required 4.0%

Commitment to Sustainability

$1.8 billion
Community Development Lending (2017-2021)

>5,900 jobs
Created by New Markets Loan Program (Tax Credit Allocations 2004, 2007, 2017, 2018)

>$150 million
Community Reinvestment Act Investments (2021)

$3.6 million
Community Development Philanthropic Donations (2017-2021)

>57,800 hours
Community Development Service Hours (2017-2021)

7 consecutive
"Outstanding" composite ratings from the FDIC for CRA performance

37% supplies
Green office supplies (compared to <1% in 2019)

~30% facilities
Converted to LED lighting; will continue conversions, over time, as remodel facilities

50% workforce
Including 75% of support areas, in either a 100% remote or hybrid schedule

>20% reduction
In financial center footprint, while continuing to serve customers effectively

>70% female
Employees identifying as female, including ~55% of Bank Officers

>30% female
Key senior executive leadership positions identifying as female

29% diverse
Board of Directors identifying as diverse (gender, ethnicity)

~10% diverse
Employees identifying as ethnically diverse

152 years
Strong culture of credit quality, risk management, and compliance

Note: data as of 12/31/2021 except Board diversity (as of 4/20/2022) and financial center reduction (as of 9/30/2022 and compared to 12/31/2018); "CRA" is Community Reinvestment Act; "key senior executive leadership" defined as the CEO's direct reports and their direct reports; please visit wesbanco.com for the full sustainability report

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Commitment to Excellence Based on customer satisfaction and consumer feedback, WesBanco Bank was named The #1 bank in Ohio and the #2 bank in Kentucky For the fourth year in a row, one of the World’s Best Banks WesBanco was recognized as one of “America’s Most Trustworthy Companies”, as well as being one of only 20 banks to earn this nationwide honor WesBanco Bank was the only midsize bank in the top ten for both financial performance and employer of choice Named one of America’s Best Midsize Employers, based on employee feedback and recommendations Again named one of the Best Banks in America – coming in as the 10th best bank, as well as the third year in a row in the top 12 For the second consecutive year, WesBanco Bank was named to Newsweek's ranking of America's Best Banks, recognizing those banks that best serve their customers needs, as well as being named the Best Big Bank in the state of West Virginia WesBanco Bank Community Development Corporation received a 2021 Community Commitment Award from the American Bankers Association Foundation for the strong performance and outreach of its New Markets Loan Program WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves Bauer Financial again awarded WesBanco their highest rating as a “five-star” bank Kroll Bond Rating Agency affirmed senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc., and maintained the “Positive” outlook for all ratings Note: Kroll Bond Rating Agency rating affirmation announced 8/3/2022

Financial Overview

Q3 2022 Financial and Operational Highlights Note: financial and operational highlights during the quarter ended September 30, 2022 (1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses Solid pre-tax, pre-provision income and net income (excluding restructuring & merger-related expenses) Net interest margin increased to 3.33%, reflecting benefit of higher-yielding loans and securities, as well as controlling cost of funding Strong, broad-based year-over-year and sequential quarter total loan growth (excluding Small Business Administration Payroll Protection Program (“SBA PPP”) loans) Strong year-over-year deposit growth (excluding CDs) driven by growth in demand deposits and savings accounts Demonstrated discretionary expense control as non-interest expenses increased just 1.8% year-over-year (excluding restructuring & merger-related expenses) Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco remains well-capitalized with solid liquidity and a strong balance sheet Pre-Tax, Pre-Provision Income(1) $64.9 million, +12.3% YoY Net Income Available to Common Shareholders and Diluted EPS(1) $50.6 million; $0.85/diluted share Total Loan Growth (x-SBA PPP) YoY and QoQ (annualized) +6.5% and +3.2%, respectively Deposit Growth YoY (x-CDs) +3.2% YoY Non-Performing Assets to Total Assets 0.21% Returns on Average Assets and Tangible Equity(1) 1.19% and 15.41%, respectively

Q3 2022 Total Portfolio Loans ($MM) Loan growth continues to demonstrate the successful execution of our expansion into higher-growth markets and ability to hire top-tier commercial and mortgage loan officers across our footprint Total loan growth (excluding SBA PPP) was broad-based across loan categories and markets +6.5% year-over-year and +0.8% (or +3.2% annualized) quarter-over-quarter CRE loan payoffs increased during Q3 2022 to ~$173 million, as compared to a more normalized quarterly run-rate of ~$90 million ~$13 million of SBA PPP loans remaining (as of 9/30/2022) Q3 2022 included forgiveness of ~$14 million of SBA PPP loans (net of deferred fees) Note: commercial loan average payoff and new yields exclude loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act

Q3 2022 Net Interest Margin (NIM) Q3 2022 net interest margin of 3.33% increased 30 basis points sequentially and 25 basis points year-over-year, which reflects the 225 basis point increase in the federal fund rate from March through July, as well as our successful deployment of excess cash into higher-yielding loans When excluding purchase accounting and SBA PPP loan accretion, net interest margin increased 34 basis points sequentially to 3.27% We remain focused on controlling the costs of our various funding sources, which is enhanced by the pricing advantage of our robust legacy deposit base Total deposit funding costs of 17 basis points (including non-interest bearing deposits) increased just 8 basis points both sequentially and year-over-year The year-over-year total deposit beta was just 4%, when compared to the 225 basis point increase in the federal fund rate through July of this year Note: commercial loan portfolio index mix excludes SBA PPP loans

Q3 2022 Non-Interest Income Trust fees decreased primarily due to the decline in equity markets Net securities brokerage revenue increased due to organic growth Service charges on deposits were higher due to increased general consumer spending Mortgage banking income decreased due to fewer originations, reflective of the general housing market, and holding more residential mortgages on the balance sheet Q3 2022 mortgage originations totaled $235 million, with the amount retained ~73% Net gain on other assets reflects the gain on the sale of the underlying equity investments held by WesBanco Community Development Corporation Other income increased due to higher commercial loan swap-related income Note: OREO = other real estate owned

Q3 2022 Non-Interest Expense Salaries and wages increased due to higher salary expense related to normal merit increases, higher staffing levels (primarily commercial and residential lenders), and hourly minimum wage increase Employee benefits increased sequentially due to an increase in the deferred comp expense from market activity and participant activity FDIC insurance increased year-over-year due primarily to the benefit to last year’s FDIC insurance calculation from the large 2021 negative credit loss provision recognized Other operating expenses decreased due primarily to lower electronic banking fees and call center expenses, which were higher in the prior year period due to the core banking software system conversion, as well as other miscellaneous costs

Comparable Operating Metrics Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B (note: 2020 and 2021 comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Note: financial data as of 12/31 YTD; current data as of 9/30/2022 YTD; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 10/31/2022 and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Net Interest Margin 1.34% 1.39% 1.05% 1.40% 0.77% 15.1% 17.8% 13.2% 9.2% 15.2%

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (YTD annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B (note: 2020 and 2021 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Solid Legacy of Credit Quality Note: financial data as of quarter ending 12/31; current year data as of 9/30/2022; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 10/31/2022) and represent simple averages [note: peer 2022 represents 3/31 due to insufficient 6/30 data within S&P Capital IQ for a meaningful average]

Returning Value to Shareholders Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: dividends, share repurchases, acquisitions Q3 2022 dividend yield 3.4%, compared to 2.8% for bank group to 2.6% for Purchased ~0.4 million shares of WesBanco common stock on the open market during Q3 2022, and ~1.3 million shares remained for repurchase (as of 9/30/2022) (1) Note: dividend through August 2022 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding restructuring/merger-related costs and including impact from adoption of the Current Expected Credit Losses (“CECL”) accounting standard; WSBC dividend yield based upon 10/28/2022 closing stock price of $40.44; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 10/31/2022 and represent simple averages) (1) Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Tangible Book Value per Share ($) Quarterly Dividend per Share ($) +143% +56%

Appendix

Q3 2022 Key Metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

The slight decrease in the allowance was primarily driven by improvements in the pandemic-related qualitative adjustments more than offsetting the increase from prepayment assumptions, loan growth, and the macroeconomic forecasts utilized Allowance coverage ratio of 1.11% Excludes fair market value adjustments on previously acquired loans representing 0.19% of total portfolio loans Q3 2022 Current Expected Credit Loss (CECL) Note: ACL at 9/30/2022 excludes off-balance sheet credit exposures of $8.9 million

Reconciliation: Efficiency Ratio Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios

Reconciliation: Net Income, EPS & Tangible Book Value per Share Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC

Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018 Reconciliation: Return on Average Assets

(1) amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018 Reconciliation: Return on Average Tangible Equity